Exhibit 99.1

ADI Global Distribution Outlines Standalone Strategy and Financial Framework at Inaugural Investor Day

Targeted Strategy Designed to Drive Further Market Leadership and Profitable Growth

Spin-Off Remains on Track for Completion on August 3, 2026

MELVILLE, New York. – July 14, 2026 – ADI Global Distribution Inc. (“ADI” or the “Company”) will host its inaugural Investor Day at the New York Stock Exchange in New York City today, ahead of its planned spin-off from Resideo Technologies, Inc. (“Resideo”).

“ADI has been a leader in specialty distribution with the best talent in the industry and we are looking forward to showcasing our tremendous growth potential as a standalone company,” said Rob Aarnes, incoming President and Chief Executive Officer of ADI. “As a pure-play specialty distribution company, our category-leading positions, trusted customer relationships, differentiated omnichannel platform and strong growth profile will serve as the backbone for further market penetration and robust financial performance. The ADI team is energized and ready to begin this next chapter.”

Well Positioned to Drive Long-Term Value Creation as a Standalone Company

As a standalone company, ADI is well-positioned to build on its foundation as a differentiated leader in specialty distribution and execute clear financial priorities to deliver long-term shareholder value:

●	Category-Leading Positions: As an industry leader across Security, Residential AV and Fire/Life Safety, ADI is poised to continue winning in a large and growing approximately $65 billion total addressable industry in North America. ADI will leverage its vast brand portfolio – including its increasingly profitable exclusive brands offerings – extensive and loyal customer base and global distribution scale and speed to deliver enhanced value to customers.

●	Preeminent Omnichannel Platform: Growing its industry leading omnichannel platform will further differentiate ADI in the marketplace and digital will remain a core contributor to the Company’s revenue growth profile, with targeted high-single-digit to low-double-digit digital revenue compound annual growth rate (“CAGR”) in the near term.

●	Multiple Levers for Above Market Growth: Growing revenue above market with multiple products, strategies and investments– including digital platform, exclusive brands, expansion into the ProAV and DataComm high-growth verticals and value-added services – ongoing operating efficiency and strategic tuck-in M&A. ADI is streamlining operations and has identified over $80 million in run-rate operating savings targeted to be achieved by the end of 2027.

●	Attractive Margin Upside and Cash Flow Generation: Targeting accelerated margin expansion, building revenue growth and increasing cash flow generation, while maintaining a disciplined capital allocation approach to unlock long-term shareholder value.

Introducing Medium Term Financial Targets

ADI is introducing the following medium term financial targets:

●	Revenue CAGR of 4% - 6% to target approximately $6 billion in revenue by 2030

●	Gross profit margin expansion of 40 - 50 basis points by 2030

●	Adjusted EBITDA CAGR of over 10% by 2030 with Adjusted EBITDA margin improving to more than 8% by 2030

●	Cumulative cash flow from operations of more than $1 billion by 2030

Webcast Information

The live webcast will begin at 12:00 p.m. EDT, today, July 14, 2026, at https://investor.adiglobal.com, where the webcast link and related materials will be posted.

Additional Information

ADI is expected to complete its spin-off from Resideo on August 3, 2026, and ADI common stock is expected to begin “regular-way” trading on the NYSE under the ticker symbol “ADIG” on August 4, 2026, subject to satisfaction or waiver of the conditions precedent to the spin-off. The spin-off is expected to be tax-free to Resideo shareholders for U.S. federal income tax purposes, except for cash that shareholders may receive in lieu of fractional shares.

About ADI

ADI is a global specialty distributor of professionally installed low-voltage products serving commercial and residential markets through an omnichannel go-to-market platform. Within North America, ADI is a market-leading distributor in the professionally installed security, fire/life safety and residential audio-visual product categories. We offer over 500,000 products from more than 1,000 suppliers across key specialty low-voltage categories with strong proximity to our customers with a large network of store locations.

Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, those regarding the anticipated separation of Resideo Technologies’ Products & Solutions and ADI Global Distribution businesses into two independent publicly traded companies and the expected timing of the completion of the separation, our market positioning and identified growth strategies and initiatives, our anticipated financial and operational performance following the separation, our medium-term financial targets, the timing and amount of any run-rate synergies or other cost cutting initiatives we may achieve and other future events or developments. Forward-looking statements are typically identified by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will,” and similar expressions, although not all forward-looking statements contain these words. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements are the possibility that the conditions to the separation may not be obtained or satisfied within the expected timeframe or at all; that the separation may not be completed on the anticipated terms or timing or may not occur at all; that the separation may not achieve the intended strategic, operational, or financial benefits for ADI, its businesses, or its shareholders; that ADI may experience operational or other disruptions as a result of the separation, including those relating to information technology systems, business processes, internal controls, customer and vendor relationships, and workforce alignment. ADI’s ability to succeed as an independent enterprise will depend on numerous factors, including the execution of their respective strategies and plans, access to capital markets, the competitive landscape, and general business and economic conditions. Other risks and uncertainties include, but are not limited to, our ability to recognize the expected savings from, and the timing and impact of, our existing and anticipated cost reduction actions, and our ability to optimize our portfolio and operational footprint, the ability of ADI to drive increased customer value and financial returns and enhance strategic and operational capabilities, risks and uncertainties relating to tariffs that have been or may be imposed by the United States and other governments, and the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in ADI’s Registration Statement on Form 10 filed with the SEC.

All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks and uncertainties, which may cause the actual results or performance of ADI to differ materially from such forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release and we caution investors not to place undue reliance on any such forward-looking statements.

Contacts:

Investors:

Hunter Blankenbaker

Senior Director of Investor Relations

Investorrelations@adiglobal.com

Media:

Adrienne Zimoulis

Senior Director of Communications

Adrienne.Zimoulis@adiglobal.com

or

Dan Moore, Tali Epstein

Collected Strategies

Adi-CS@collectedstrategies.com

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